                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Form S-8 of our report dated July 25, 2000 relating to the consolidated financial statements of United Microelectronics Corporation and its Subsidiaries for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers
Taipei, Taiwan

January 20, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Form S-8 of our report dated January 21, 2000 relating to the financial statements of United Semiconductor Corporation for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers
Taipei, Taiwan

January 20, 2003